Securities, 424I - Securities, 424I: 1	Dec. 19, 2024 USD ($)
Securities, 424I Table
Security Class Title	SPDR Gold Shares
Aggregate Sales Price	$ 17,135,494,872.97
Aggregate Redeemed or Repurchased, FY	16,315,616,416.46
Aggregate Redeemed or Repurchased, Prior FY	3,517,387,288.31
Redemption Credits	(2,697,508,831.80)
Net Sales	$ 0.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 0.00